UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2018

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05            Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On February 15, 2018, Hillenbrand, Inc. (the “Company”) amended and restated its Code of Ethical Business Conduct (the “Code”) to, among other things, improve clarity and readability and to update and conform the Code to current governance best practices.  The amended and restated Code strengthens and updates provisions including those covering conflicts of interest, competition and fair dealing, and compliance with laws; it also clarifies the duty to promote full, fair, accurate, and timely disclosure. The Code applies to all directors, officers, and employees of the Company and its subsidiaries, including the principal executive officer, principal financial officer, and principal accounting officer.

This summary is qualified in its entirety by reference to the full text of the amended and restated Code, which can be found on the Company’s website at www.hillenbrand.com under “Investor Relations — Corporate Governance — Ethics and Compliance.” The contents of the Company’s website are not incorporated by reference in this report or made a part hereof for any purpose.

Item 5.07            Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on February 15, 2018.  Matters voted upon at the meeting were as follows:

(1)                                 the election of four members to the Company’s Board of Directors;

(2)                                 the approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers;

(3)                                 the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

The final results of the votes taken at the meeting were as follows:

Proposal 1:  Election of four members to the Company’s Board of Directors for terms expiring in 2021:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast In Favor
Edward B. Cloues, II	50,729,171	210,320	4,944,774	99.59%
Helen W. Cornell	50,784,003	155,488	4,944,774	99.69%
Eduardo R. Menascé	50,769,666	169,825	4,944,774	99.67%
Stuart A. Taylor, II	50,572,842	366,649	4,944,774	99.28%

Proposal 2:  Approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers:

				Percentage of
			Broker Non-	Votes Cast
Votes For	Votes Against	Votes Abstained	Votes	In Favor

50,596,428	247,228	95,835	4,944,774	99.51%

Proposal 3:  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018:

			Percentage of Votes Cast
Votes For	Votes Against	Votes Abstained	In Favor

52,744,968	3,066,567	72,730	94.50%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 16, 2018	HILLENBRAND, INC.

	BY:	/s/ Nicholas R. Farrell
Vice President, General Counsel, Secretary and
Chief Compliance Officer